CHART
Innovation. Experience. Performance.™
CHART
FEROX

Chart Industries, Inc. Investment Highlights September 2010 Exhibit 99.1

Disclosure
Forward-Looking Statements: This presentation includes “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995. The use of words such as “may”, “might”, “should”, “will”, “expect”, “plan”,
“anticipate”, “believe”, “estimate”, “project”, “forecast”, “outlook”, “intend”, “future”, “potential” or “continue”, and other similar expressions are intended to identify forward-looking statements. All of these forward-looking statements are based on estimates and assumptions by our management as of the date of this presentation that, although we believe to be reasonable, are inherently uncertain. Forward-looking statements involve risks and uncertainties that could cause the
Company’s actual results or circumstances to differ materially from those expressed or implied by forward-looking statements. These risks and uncertainties include, among others, the following: the cyclicality of the markets that the
Company serves and the vulnerability of those markets to economic downturns; the negative impacts of the recent global economic and financial crisis; a delay, significant reduction in or loss of purchases by large customers; fluctuations in energy prices; competition; our reliance on key suppliers and potential supplier failures or defects; the modification or cancellation of orders in our backlog; the impact of the financial distress of third parties; changes in government healthcare regulations and reimbursement policies; general economic, political, business and market risks associated with the
Company's global operations; fluctuations in foreign currency exchange and interest rates; potential future charges to income associated with potential impairment of the Company’s significant goodwill and other intangibles; the Company's ability to successfully manage its costs, core business resources and growth, including its ability to successfully acquire and integrate new product lines or businesses and manage operational expansions; the loss of key employees and deterioration of labor and employee relations; the pricing and availability of raw materials; the Company's ability to manage its fixed-price contract exposure; the regulation of our products by the U.S. Food & Drug Administration and other governmental authorities; additional liabilities related to taxes; the costs of compliance with environmental, health and safety laws, and potential liabilities under these laws; the impact of hurricanes and other severe weather; litigation and disputes involving the Company, including product liability, contract, warranty, pension, intellectual property and employment claims; volatility and fluctuation in the price of the Company’s stock; and risks associated with our indebtedness. For a discussion of these and additional risks that could cause actual results to differ from those described in the forward-looking statements, see disclosure under Item 1A. “Risk Factors” in the Company’s most recent Annual
Report on Form 10-K and other recent filings with the Securities and Exchange Commission, which should be reviewed carefully. Please consider the Company’s forward-looking statements in light of these risks. Any forward-looking statement speaks only as of its date. We undertake no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

Energy industry is the largest end-user of the Company’s products
#1 or #2 in all primary markets served
Global operations with 13 manufacturing facilities and about 2,700 employees
$592 million of sales,$94 million of operating income in 2009
Company Overview
Chart Industries is a leading provider of highly engineered cryogenic equipment for the hydrocarbon, industrial gas, and biomedical markets.
Asia
23%
U.S.
41%
Americas
(Non-US)
6%
RoW
12%
Europe
18%
2009 Sales by Segment
Energy
63%
BioMedical
15%
General
Industrial
22%
2009 Sales by Region
2009 Sales by End-User
Energy &
Chemicals
43%
Distribution
& Storage
42%
BioMedical
15%

E&C Segment Overview

Heat Exchanger
Cold Box
Production
Heat
Exchangers
68%
Cold Boxes and
LNG VIP
32%
2009 Sales by Product/Region
Highlights
Leading provider of heat exchangers and cold boxes critical
to LNG, Olefin petrochemicals and natural gas processing
markets
–
Separation, liquefaction and purification of hydrocarbon and industrial gases
Leading market positions domestically and internationally
One of three global suppliers of mission-critical LNG and
LNG liquefaction equipment
Selected Products
Americas
(Non-US)
5%
RoW
20%
Asia
38%
U.S.
36%
Europe
1%

D&S Segment Overview

2009 Sales by Product/Region
Highlights
46% of 2009 segment sales derived from products used in
energy applications
Manufacturing strategically located near growing end
markets and lower-cost countries
–
Positioned to capitalize on strong expected growth in Asia and
Eastern Europe
–
Continued investment in key global manufacturing facilities
Bulk
MicroBulk
Distribution
Storage
Selected Products
Satellite
LNG Storage
Bulk Storage
Systems
46%
Packaged Gas
Systems
22%
VIP, Systems
and Components
6%
Parts, Repair and On-
Site Service
11%
Beverage Liquid
CO
2
Systems
8%
LNG Terminals
and Vehicle Fuel
Systems 7%
Americas
(Non-US)
7%
RoW
5%
Asia
13%
U.S.
49%
Europe
26%

BioMedical Segment Overview

2009 Sales by Product/Region
Highlights
Strong expected growth in oxygen respiratory therapy and
biomedical research, led by international markets
End markets include:
–
Home healthcare and nursing home
–
Hospitals and long-term care
–
Biomedical and pharmaceutical research
–
Animal breeding
Portable Oxygen
Lab Storage
Stainless Steel Freezer
End-Use Consumption
Respiratory
Therapy
Systems
46%
Other
5%
Biological
Storage
Systems
49%
Selected Products
Americas
(Non-US)
9%
U.S.
34%
Europe
47%
Asia
10%

Summary of Investment Highlights
End markets are positioned to recover with strong energy demand
–
Energy demand recently forecasted to expand 40% between now and 2030 with global investment of $26 trillion, over $1 trillion/year, needed to keep up with demand*
–
Clean coal technologies could provide additional opportunities as evidenced by
Chart’s participation in a recent U.S. Department of Energy project award
–
Recent quote activity in E&C segment indicates near term project opportunities including small to mid-scale LNG projects as well as natural gas processing and NGL projects
A market leader
–
Leading market position in all segments
–
Strong balance sheet with significant liquidity
Continued growth initiatives
–
Expect continued strategic, accretive acquisition activity
–
New product development taking advantage of leading proprietary technology and designs
6
* Source: International Energy Agency - World Energy Outlook 2009, Reference
Scenario.
Based on assumption that governments do not change their policies relating to energy; differences would arise should governments change energy policies

World primary demand for natural gas expands on average by 1.5% per year.  The biggest increases occur in the Middle East, China and India.  New power generation stations absorb 45% of the increase. *
“Global gas demand is likely to rise by 25%, while the use of LNG is set to surge by 40% by 2020.”
Source:
ExxonMobil quoted at CWC World LNG Summit, Barcelona - (12/2/2009)
$220 billion annual investment into the entire gas-supply infrastructure is needed through 2030 *
“China’s LNG demand forecast for 2020 raised by 48%.”
Source: Wood Mackenzie Consultants Ltd. – (7/26/2010)
* Source: International Energy Agency – World Energy Outlook
2009, Reference Scenario
Reference Scenario based on assumption that governments do
not change their policies relating to energy; differences would arise should governments change energy policies
Energy Trends
World Primary Energy Demand by Fuel*

Natural gas is increasing its penetration as a viable transportation fuel due to its high energy density, lower costs, and low emissions
Chart provides products / solutions for the full LNG value chain from LNG terminal equipment / liquefiers to on-board fuel tanks
Energy Bill currently before Congress could significantly boost natural gas vehicle (NGV)
adoption in U.S., driving a multi-year build-out of LNG production, storage and distribution infrastructure and creating additional market opportunities for Chart
China has already begun investing in substantial NGV fueling infrastructure resulting in recent order activity
Energy Trends

Growth Initiatives

Current economic environment continues to provide acquisition opportunities for Chart with its strong balance sheet and more than adequate liquidity
Chart’s acquisition criteria
–
Global niche engineered equipment, systems or aftermarket business
–
Fit with Chart value proposition including product/technology synergies
–
#1 or potential to become #1 within existing or adjacent growth markets
–
Geographic expansion or cost savings synergies
Completed six acquisitions since 2006
–
Cooler Service – air cooled heat exchangers – 2006
–
Flow Instruments – flow meter systems – 2008
–
Tri-Thermal – heat exchanger aftermarket parts – 2009
–
Golden Phoenix – biological storage containers – 2009
–
Covidien – liquid oxygen therapy systems – 2009
–
Cryotech International – cryogenic injectors, vacuum insulated piping systems/manifolds and liquid cylinder repair - 2010

Global Manufacturing and Distribution Platform

Operating leverage provides the flexibility to expand and reduce capacity as needed with minimal capital expenditures
Manufacturing facilities are strategically located in lower-cost countries and near centers of demand
Total:
Manufacturing:
Europe
Asia-Pacific
14
9
6
2
4
2
North America
Corporate
Energy & Chemicals
Distribution & Storage
BioMedical

Strong Track Record of Successful Execution

Drivers of Growth
Energy & Chemicals
–
Significant exposure to expected global
energy demand growth
–
Environmental legislation and alternative
energy opportunities
Distribution & Storage
–
Expanding aftermarket business
–
Global relationships with major industrial gas
companies
–
Well positioned in areas of expected growth
–
Alternative fuel opportunities with LNG
BioMedical
–
Liquid oxygen growth in emerging markets
–
Increasing biological research expenditures
–
Aging demographic
0
20
40
60
80
100
120
140
160
0
100
200
300
400
500
600
700
800
2004 2005 2006 2007 2008 2009
Sales Operating Income
CAGR
(2004-2009)
Sales   14%
Oper. Inc.  21%
(1)    Included in 2005 are non-recurring costs of $26.5 million for the acquisition of Chart Industries by First Reserve.
(1)

2010 Outlook
We continue to see an improving global market in all of our business segments including more quote opportunities and orders
The Company successfully completed a new $200 million senior secured credit facility during the 2
nd
quarter. The refinancing extends maturity profile, improves
liquidity and maintains modest total and net leverage
First and second quarter financial results were in line with our expectations and within the analysts’ forecasted ranges after excluding restructuring costs, etc.
We reaffirmed our outlook for the year with net sales of $530 to $560 million and earnings of $0.40 to $0.60 per diluted share.  Our EPS range includes $0.20 of restructuring and acquisition costs, and the write-off of non-cash deferred financing costs as a result of our debt refinancing.  Therefore, our adjusted EPS would be
$0.60 to $0.80 per share excluding these costs.

Positioned on Strong and Stable Platform for Growth
Flexible Manufacturing Platform
–
Ability to ramp up or scale back production as demand fluctuates
–
Necessary capacity expansion/contraction is easily attainable
–
Proven ability to implement cost-savings measures during periods of sharp decline
Very strong balance sheet
–
Significant improvement in net debt position
–
Substantial free cash flow growth
–
Continued ability to invest in and take advantage of growth opportunities
Stable business model
–
Attractive industry with long-term customer relationships
–
Solid platform with worldwide presence and leading market positions in all segments
Positioned for continued significant growth as markets recover
–
Strong track record of maximizing operating efficiencies and growth
13
Chart represents a unique investment opportunity to capitalize on the return of strong growth in the markets it serves